OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2017
OTHER INCOME, NET.
Other Income, Net

	Years Ended December 31,
	2017	2016	2015
Foreign currency exchange, net	$(28)	$(9)	$31
Interest	28	11	6
Gain on asset and investment sales, net	23	108	118
Tanami insurance proceeds	13	—	—
Loss on debt repayment	—	(55)	—
Impairment of investments	—	—	(115)
Gain on deconsolidation of TMAC	—	—	76
Other	18	14	19
	$54	$69	$135